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                                                                     EXHIBIT 1.1

                           TAYLOR CAPITAL GROUP, INC.

                            (a Delaware corporation)

                        2,775,000 Shares of Common Stock

                           (Par Value $.01 Per Share)

                             UNDERWRITING AGREEMENT

                                                  , 2002

KEEFE, BRUYETTE & WOODS, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED
  as Representatives of the several Underwriters
c/o Keefe, Bruyette & Woods, Inc.
4th Floor
787 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

         Taylor Capital Group, Inc., a Delaware corporation (the "Company"), and the certain shareholder named in Schedule B hereto (the "Selling Shareholder"), confirm their respective agreements with Keefe, Bruyette & Woods, Inc. ("Keefe Bruyette"), Stifel, Nicolaus & Company, Incorporated ("Stifel, Nicolaus") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Keefe Bruyette and Stifel, Nicolaus are acting as representatives (in such capacity, the "Representatives"), with respect to (i) the sale by the Company and the Selling Shareholder, acting severally and not jointly, and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of the 2,775,000 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") set forth in Schedules A and B hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 337,500 additional shares of Common Stock to cover over-allotments, if any. The aforesaid 2,775,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 337,500 shares of Common Stock subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities". It is understood that the Company and TAYC Capital Trust I, a Delaware statutory business trust (the "Trust"), are concurrently entering into an underwriting agreement, dated the date hereof (the "Trust Preferred Securities Underwriting Agreement"), with the several underwriters named in Schedule A thereto providing for the sale by the Trust of an aggregate of 1,600,000 shares of __% Preferred Securities (liquidation amount of $25.00 per preferred security) of the Trust (the "Trust Preferred Securities").



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         The Company and the Selling Shareholder understand that the
Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

         The Company, the Selling Shareholder and the Underwriters agree that up to 100,000 shares of the Securities to be purchased by the Underwriters (the "Reserved Securities") shall be reserved for sale by the Underwriters to certain eligible employees and persons having business relationships with the Company, as part of the distribution of the Securities by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Securities are not orally confirmed for purchase by such eligible employees and persons having business relationships with the Company by the end of the first business day after the date of the Agreement, such Reserved Securities may be offered to the public as part of the public offering contemplated hereby.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (No. 333-89158) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses. Promptly after execution and delivery of this Agreement, the Company will either
(i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations") and paragraph (b) of Rule 424 ("Rule 424(b)") of the 1933 Act Regulations or (ii) if the Company has elected to rely upon Rule 434 ("Rule 434") of the 1933 Act Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 424(b). The information included in such prospectus or in such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph (d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus used before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto, if any, at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering, of the Securities is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus, dated __________, 2002, together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the



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foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         SECTION 1.        Representations and Warranties.

         (a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:

                  (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

                  At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any supplement thereto or prospectus wrapper prepared in connection therewith, at their respective times of issuance and at the Closing Time, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the Prospectus and such preliminary prospectus, as amended or supplemented, if applicable, are distributed in connection with the offer and sale of Reserved Securities. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Keefe Bruyette expressly for use in the Registration Statement or Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by Keefe Bruyette on



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         behalf of the Underwriters expressly for use in the Registration
         Statement or Prospectus are the statements in the Prospectus under the caption "Underwriting".

                  Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                  (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement.

                  (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, (C) except for regular quarterly dividends on the Common Stock and on the Company's Series A 9% Noncumulative Perpetual Preferred Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, and (D) there has not occurred any other event and there has arisen no set of circumstances required by the 1933 Act or the 1933 Act Regulations to be disclosed in the Registration Statement or the Prospectus which has not been so set forth in the Registration Statement or the Prospectus as fairly and accurately summarized therein.



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                  (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                  (vi) Good Standing of Subsidiaries. The Company currently has __ direct and indirect subsidiaries. They are listed on Schedule D attached hereto, which is incorporated herein (the "Subsidiaries"). Other than the Subsidiaries, the Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity. Each Subsidiary is a corporation or banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the requisite power, corporate or otherwise, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; Cole Taylor Bank is duly licensed in the State of Illinois by the Illinois Commissioner of Banks and Real Estate (the "ICBRE"); except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through a Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

                  (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, and subsequent issuances or purchases pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, was issued in violation of or are otherwise subject to any preemptive or other similar rights of any securityholder of the Company.



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                  (viii) Authorization of Agreement. All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Securities by the Company. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (ix) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the certificates evidencing the Common Stock are in due and proper form under Delaware law; the authorized capital stock of the Company, including the Common Stock, conforms to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights. There are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock, in each case other than as described in the Prospectus.

                  (x) Absence of Defaults and Conflicts. Neither the Company nor any Subsidiary is in violation of any provision of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject, including, without limitation, the agreements described in paragraph (xiii) below (collectively, the "Agreements and Instruments") except for such defaults that have been waived or suspended as described in the Prospectus or that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, in the Trust Preferred Securities Underwriting Agreement and in the Registration Statement (including (i) the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds" and (ii) the issuance and sale of the Trust Preferred Securities and the use of the proceeds from the sale of the Trust Preferred Securities as described in the prospectus relating thereto under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder and under the Trust Preferred Securities Underwriting Agreement have been duly authorized by all necessary corporate action and do not and will not, whether




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         with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to, any of the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary (including the rules, regulations and requirements of the United States Federal Reserve System (the "Federal Reserve") and the banking laws and regulations of the State of Illinois and the banking laws and regulations of other applicable jurisdictions) or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Subsidiary, provided that the Company's obligations pursuant to the Settlement Agreements do not constitute "Repayment Events" for purposes of this Agreement. Each of the Agreements and Instruments is in full force and effect and is valid and enforceable by and against the Company or any of the Subsidiaries, as the case may be, and, to the knowledge of the Company, the other parties thereto, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (xi) Absence of Labor Dispute. No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers or customers, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

                  (xii) Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of the transactions contemplated in this Agreement or in the Trust Preferred Securities Underwriting Agreement or the performance by the Company of its obligations hereunder or under the Trust Preferred Securities Underwriting Agreement; all pending legal or governmental proceedings to which the Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the



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         Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                  (xiii) Accuracy of Material Agreements; Exhibits. There is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required by the 1933 Act, the 1933 Act Regulations, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") or the rules and regulations under the Trust Indenture Act (the "Trust Indenture Act Regulations"). Each description of a contract, document or other agreement in the Registration Statement and the Prospectus accurately reflects the terms of the underlying contract, document or agreement.

                  (xiv) Possession of Intellectual Property. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

                  (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the Trust Preferred Securities Underwriting Agreement, in connection with the offering, issuance or sale of the Securities hereunder or of the Trust Preferred Securities under the Trust Preferred Securities Underwriting Agreement or the consummation of the transactions contemplated by this Agreement, the Trust Preferred Securities Underwriting Agreement or the Prospectus, except (i) such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), the Trust Indenture Act, the Trust Indenture Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

                  (xvi) Possession of Licenses and Permits. The Company and the Subsidiaries possess such certificates, authorities, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now



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         operated by them; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xvii) Compliance with Applicable Laws. The Company and the Subsidiaries have complied and are in compliance in all material respects with all federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as described in the Prospectus and as currently being conducted. Neither the Company nor any Subsidiary engages, directly or indirectly, in any activity prohibited by the Federal Reserve, the BHC Act, other federal banking or consumer protection laws or the regulations promulgated thereunder or the banking or consumer protection laws and regulations of the State of Illinois or the banking or consumer protection laws and regulations of other applicable jurisdictions. Except as described in the Registration Statement and the Prospectus, neither the Company nor any Subsidiary is subject to a directive from the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve, the ICBRE or any other governmental authority to make any material changes in the method of conducting its business and no such directive is pending or, to the knowledge of the Company, threatened by such authorities. The Company and the Subsidiaries are not subject to any cease-and-desist order, prompt correction action directive, civil money penalty, orders of prohibition, consent order, written agreement, memorandum of understanding, or other enforcement actions or supervisory agreements issued by the Federal Reserve, the FDIC, the ICBRE or any other federal or state bank regulatory agency to which the Company or any Subsidiary is subject.

                  (xviii) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.



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

                  (xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as contemplated herein and of the Trust Preferred Securities as contemplated in the Trust Preferred Securities Underwriting Agreement and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xx) Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements,
         (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or any Environmental Laws.

                  (xxi) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                  (xxii) Tax Matters. The Company and each Subsidiary has filed all material tax returns required to be filed, which returns are true and correct in all material respects, and neither the Company nor any Subsidiary is in default in the payment of any taxes, including penalties and interest, assessments, fees and other charges, shown thereon due or otherwise assessed, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without interest which were payable pursuant to said returns or any assessments with respect thereto.

                  (xxiii) Insurance. The Company and the Subsidiaries maintain insurance of the types and in the amounts required by rules and regulations of the Federal Reserve, the FDIC and the ICBRE and, to the knowledge of the Company, consistent with insurance coverage maintained by similar companies and businesses, all of which insurance is in full force and effect; the Company and the Subsidiaries are insured by insurers of recognized financial responsibility; all policies of insurance and fidelity or surety bonds insuring the Company or any of the Subsidiaries or the Company's or the Subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of the Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied. The deposit accounts of Cole Taylor Bank are insured by the Bank Insurance Fund administered by the FDIC up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Company, threatened.

                  (xxiv) Accounting Controls. The books, records and accounts of the Company and the Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and the Subsidiaries. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed with management's general and specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the Company's consolidated financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general and specific authorizations; and (iv) the reported accountability of the assets of the Company and the Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxv) Fees. Other than as contemplated by this Agreement and except as disclosed in the Registration Statement, there is no broker, finder or other party that is entitled to receive from the Company or any Subsidiary any brokerage or finder's fee or any other fee, commission or payment as a result of the transactions contemplated by this Agreement.

                  (xxvi) No Change in Capital Adequacy. Immediately following the consummation of the transactions contemplated by this Agreement and the Trust Preferred Securities Underwriting Agreement, the Company's applicable regulatory ratios will be at or above the "Adequately Capitalized" level as determined under the capital adequacy guidelines of the Federal Reserve. Immediately following the restructuring of the Company's indebtedness pursuant to the terms and conditions of that certain commitment letter, dated July 1, 2002, between the Company and LaSalle Bank National Association and as described in the Prospectus (the "Debt Restructuring"), the Company's applicable regulatory ratios will be at or above the "Well Capitalized" level as determined under the capital adequacy guidelines of the Federal Reserve.

                  (xxvii) Absence of Manipulation. Neither the Company nor, to its knowledge, any of its officers, directors or affiliates has taken, and at the Closing Date, neither the Company nor, to its knowledge, any of its officers, directors or affiliates will have taken, directly or indirectly, any action which has constituted, or might reasonably be expected to constitute, the stabilization or manipulation of the price of sale or resale of the Securities.

                  (xxviii) No Unauthorized Use Of Prospectus. The Company has not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities, will not distribute any prospectus (as such term is defined in the 1933 Act and the 1933 Act Regulations) in connection with the offering and sale of the Securities other than the Registration Statement, any preliminary prospectus, the Prospectus or other materials, if any, permitted by the 1933 Act or by the 1933 Act Regulations and approved by the Representatives.

                  (xxix) No Illegal Payments. To the knowledge of the Company, neither the Company nor any of Subsidiary nor any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

                  (xxx) Sales of Securities. All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the 1933 Act and the 1933 Act Regulations and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

                  (xxxi) Registration and Listing. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The Securities have been duly authorized for quotation on the Nasdaq National Market, subject only to official notice of issuance. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

                  (xxxii) No Association with NASD. There are no affiliations with the NASD among the Company's officers, directors or, to the knowledge of the Company, any stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

                  (xxxiii) Related Party Transactions. No transaction has occurred between or among the Company and any of its officers or directors or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the Registration Statement and the Prospectus.

         (b) Representations and Warranties by the Selling Shareholder. The Selling Shareholder represents and warrants to each Underwriter as of the date hereof and as of the Closing Time and agrees with each Underwriter, as follows:

                  (i) Accurate Disclosure. To the knowledge of the Selling Shareholder, the representations and warranties of the Company contained in Section 1(a) hereof insofar as they related to the Selling Shareholder are true and correct as of the date hereof and will be true and correct at all times through the Closing Date; the Selling Shareholder is not prompted to sell the Securities to be sold by the Selling Shareholder hereunder by any information concerning the Company or any Subsidiary of the Company which is not set forth in the Prospectus; and all information furnished by or on behalf of the Selling Shareholder for use in the Registration Statement and the Prospectus is, and on the Closing Date will be, true, correct and complete and does not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (ii) Authorization of Agreements. The Selling Shareholder has the full right, power and authority to enter into this Agreement and a Power of Attorney and Custody Agreement (the "Power of Attorney and Custody Agreement") and to sell, transfer and deliver the Securities to be sold by the Selling Shareholder hereunder. The execution and delivery of this Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities to be sold by the Selling Shareholder and the consummation of the transactions contemplated herein and under Power of Attorney and Custody Agreement and compliance by the Selling Shareholder with its obligations hereunder and under Power of Attorney and Custody Agreement have been duly authorized by the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities to be sold by the Selling Shareholder or any property or assets of the Selling Shareholder pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder is subject, nor will such action result in any violation of the provisions of the charter or by-laws or other organizational instrument of the Selling Shareholder, if applicable, or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties.

                  (iii) Good and Marketable Title. The Selling Shareholder has and will at the Closing Time have good and marketable title to the Securities to be sold by the Selling Shareholder hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind, other than pursuant to this Agreement; and upon delivery of such Securities and payment of the purchase price therefor as herein contemplated, each of the Underwriters will receive good and marketable title to the

         Securities purchased by it from the Selling Shareholder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

                  (iv) Due Execution of Power of Attorney and Custody Agreement. The Selling Shareholder has duly executed and delivered, in the form heretofore furnished to the Representatives, the Power of Attorney and Custody Agreement with J. Christopher Alstrin as attorney-in-fact (the "Attorney-in-Fact") and LaSalle Bank National Association, as custodian (the "Custodian"); the Custodian is authorized to deliver the Securities to be sold by the Selling Shareholder hereunder and to accept payment therefor; and the Attorney-in-Fact is authorized to execute and deliver this Agreement and the certificate referred to in
         Section 5(g) or that may be required pursuant to Section 5(n) on behalf of the Selling Shareholder, to sell, assign and transfer to the Underwriters the Securities to be sold by the Selling Shareholder hereunder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholder, as provided in Section 2(a) hereof, to authorize the delivery of the Securities to be sold by the Selling Shareholder hereunder, to accept payment therefor, and otherwise to act on behalf of the Selling Shareholder in connection with this Agreement.

                  (v) Absence of Manipulation. The Selling Shareholder has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (vi) Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by the Selling Shareholder of its obligations hereunder or in the Power of Attorney and Custody Agreement, or in connection with the sale and delivery of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Prospectus, except (i) such as may have previously been made or obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the Trust Indenture Act, the Trust Indenture Act Regulations or state securities laws and (ii) such as have been obtained under the laws and regulations of jurisdictions outside the United States in which the Reserved Securities are offered.

                  (vii) Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by the Selling Shareholder pursuant to this Agreement, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures guaranteed, have been placed in custody with the Custodian with irrevocable conditional instructions to deliver such Securities to the Underwriters pursuant to this Agreement.

                  (viii) No Association with NASD. Neither the Selling Shareholder nor any of the Selling Shareholder's affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or has any other association with (within the meaning of Article I, Section 1(m) of the By-laws of the NASD), any member firm of the NASD.

         (c) Officer's Certificates. Any certificate signed by any officer of the Company or any of the Subsidiaries delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of the Selling Shareholder as such and delivered to the Representatives or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Selling Shareholder to the Underwriters as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

         (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each of the Company and the Selling Shareholder, severally and not jointly, agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Shareholder, at the price per share set forth in Schedule C, that proportion of the number of Initial Securities set forth in Schedule B opposite the name of the Company or the Selling Shareholder, as the case may be, which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Initial Securities, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional securities.

         (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase, in addition to the Initial

Securities, the amount of Option Securities set forth opposite the name of the Company on Schedule B at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, then each of the Underwriters, acting severally and not jointly, will purchase from the Company that proportion of the total number of Option Securities then being purchased from the Company that the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject, in each case, to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606, or at such other place as shall be agreed upon by the Representatives and the Company and the Selling Shareholder, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company and the Selling Shareholder (such time and date of payment and delivery being herein called "Closing Time"). It is understood and agreed that the Closing Time shall occur simultaneously with the "Closing Time" under the Trust Preferred Securities Underwriting Agreement.

         In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company on each Date of Delivery as specified in the notice from the Representatives to the Company.

         Payment shall be made to the Company and the Selling Shareholder by wire transfer of immediately available funds to bank accounts designated by the Company and the Custodian pursuant to the Selling Shareholder's Power of Attorney and Custody Agreement, as the case may be, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Keefe Bruyette, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option

Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

         (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

         (a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as shall be necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

         (b) Filing of Amendments. The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

         (c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters pursuant to this Section 3(c) will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters pursuant to this Section 3(d) will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

         (e) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

         (f) Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

         (g) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

         (h) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

         (i) Listing. The Company will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq National Market and will file with the Nasdaq National Market all documents and notices required by the Nasdaq National Market of companies that have securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market.

         (j) Restriction on Sale of Securities. During a period of 180 days from the date of the Prospectus, the Company will not, without the prior written consent of Keefe Bruyette (i) directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of (a) any shares of Common Stock or any securities substantially similar thereto or (b) any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or securities substantially similar thereto, beneficially owned (within the meaning of Rule 13d-3 under 1934 Act) by such person on the date thereof or thereafter acquired, (ii) file any registration statement under the 1933 Act with respect to any of the foregoing (other than on Form S-8) or
(iii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or securities substantially similar thereto, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan.

         (k) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         (l) Lock-up Agreements. The Company has furnished or will furnish to the Representatives a "Lock-up" Agreement, in form and substance satisfactory to the Representatives, signed by each of its current officers and directors and each of the stockholders listed on Schedule B.

         (m) Financial Statements. Prior to the Closing Time, the Company shall furnish to the Underwriters as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company and the Subsidiaries, for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

         (n) Debt Restructuring. The Company shall use all commercially reasonable efforts to consummate the Debt Restructuring as soon as practicable following the Closing Time.

         (o) Compliance with NASD Rules. The Company hereby agrees that it will ensure that the Reserved Securities will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Securities, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

         SECTION 4. Payment of Expenses.

         (a) Expenses. The Company and the Selling Shareholder will pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet and of the Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the inclusion of the Securities in the Nasdaq National Market, (xi) the costs and expenses relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultant, (xii) all costs and expenses of the Underwriters, including the fees and disbursements of counsel for the Underwriters, in connection with matters related to the Reserved Securities which are designated by the Company for sale to employees and others having a business relationship with the Company and
(xiii) other fees and expenses of counsel to the Underwriters incurred in connection with the transactions contemplated by this Agreement and the Trust Preferred Securities Underwriting Agreement in an amount not to exceed $75,000.

         (b) Expenses of the Selling Shareholder. The Selling Shareholder will pay all expenses incident to the performance of its obligations under, and the consummation of the transactions contemplated by, this Agreement, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Securities to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters, and (ii) the fees and disbursements of their respective counsel and accountants.

         (c) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i) or Section 11 hereof, the Company and the Selling Shareholder shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         (d) Allocation of Expenses. The provisions of this Section shall not affect any agreement that the Company and the Selling Shareholder may make for the sharing of such costs and expenses.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Shareholder contained in Section 1 hereof or in certificates of any officer of the Company or any Subsidiary of the Company or on behalf of the Selling Shareholder delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A) or, if the Company has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 424(b).

         (b) Opinion of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Katten Muchin Zavis Rosenman, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (c) Opinion of Special Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of McDermott, Will & Emery, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (d) Opinion of Counsel for the Selling Shareholder. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Katten Muchin Zavis Rosenman, counsel for the Selling Shareholder, in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Underwriters may reasonably request.

         (e) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters in form and substance satisfactory to the Underwriters.

         (f) Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

         (g) Certificate of Selling Shareholder. At Closing Time, the Representatives shall have received a certificate of an Attorney-in-Fact on behalf of the Selling Shareholder, dated as of Closing Time, to the effect that
(i) the representations and warranties of the Selling Shareholder contained in
Section 1(b) hereof are true and correct in all respects with the same force and effect as though expressly made at and as of Closing Time and (ii) the Selling Shareholder has complied in all material respects with all agreements and all conditions on its part to be performed under this Agreement at or prior to Closing Time.

         (h) Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from KPMG LLP a letter, dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the consolidated financial statements and certain financial information contained in the Registration Statement and the Prospectus.

         (i) Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

         (j) Approval of Listing. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq National Market, subject only to official notice of issuance.

         (k) No Objection. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

         (l) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit D hereto signed by the persons listed on Schedule E hereto.

         (m) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any Subsidiary hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                  (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

                  (ii) Opinion of Counsel for Company. The favorable opinion of Katten Muchin Zavis Rosenman, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

                  (iii) Opinion of Special Counsel for Company. The favorable opinion of McDermott, Will & Emery, special counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

                  (iv) Opinion of Counsel for Underwriters. The favorable opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

                  (v) Bring-down Comfort Letter. A letter from KPMG LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

         (n) Additional Documents. At Closing Time and at each Date of Delivery counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Shareholder in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

         (o) Closing of Trust Preferred Securities Offering. The closing of the purchase of the Trust Preferred Securities to be issued and sold by the Trust pursuant to the Trust Preferred Securities Underwriting Agreement shall occur concurrently with the closing of the purchase of the Securities to be issued and sold by the Company pursuant to this Agreement.

         (p) Termination of Agreement. If any condition specified in this Section or any condition specified in the Trust Preferred Securities Underwriting Agreement shall not have been fulfilled when and as provided in this Agreement and the Trust Preferred Securities Underwriting Agreement, as the case may be, this Agreement, or, in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6. Indemnification.

         (a) Indemnification of Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (A) the violation of any applicable laws or regulations of foreign jurisdictions where Reserved Securities have been offered and (B) any untrue statement or alleged untrue statement of a material fact included in the supplement or prospectus wrapper material distributed in connection with the reservation and sale of the Reserved Securities to certain eligible employees and persons having business relationships with the Company or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, when considered in conjunction with the Prospectus or preliminary prospectus, not misleading;

                  (iii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iv) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Keefe Bruyette), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or
         (iii) above;

provided, however, that the foregoing indemnity agreement (i) shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Keefe Bruyette expressly for use in the

Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and (ii) with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any loss, liability, claim, damage or expense purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, liabilities, claims, damages or expenses, unless such failure is the result of noncompliance by the Company with
Section 3(d) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Indemnification of Underwriters by the Selling Shareholder. The Selling Shareholder agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any loss, liability, claim, damage and expense whatsoever, as incurred, arising out of, or based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any preliminary prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act, for any legal or other expenses reasonably incurred by that Underwriter, any such controlling person in connection with investigating or defending or preparing to defend against any such loss, liability, claim, damage or expense; provided, however, that the Selling Shareholder shall be liable in any such case only to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning the Selling Shareholder furnished to the Company specifically for inclusion therein; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any loss, liability, claim, damage or expense purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, liabilities, claims, damages or expenses, unless such failure is the result of noncompliance by the Company with Section 3(d) hereof; provided, further, that the aggregate amount of the Selling Shareholder's indemnity and contribution obligations under this paragraph 11(b) shall not exceed the net proceeds received by such Selling Shareholder from its sale of Securities hereunder.

         (c) Indemnification of Company, Directors and Officers and Selling Shareholder. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Keefe Bruyette expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Keefe Bruyette, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (e) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(iii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request,

(ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (f) Indemnification for Reserved Securities. In connection with the offer and sale of the Reserved Securities, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of the eligible employees and persons having business relationships with the Company to pay for and accept delivery of Reserved Securities which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

         (g) Other Agreements with Respect to Indemnification. The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to indemnification.

         SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(a)(ii)(A) hereof, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Shareholder and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

         The relative fault of the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or any violation of the nature referred to in Section 6(a)(ii)(A) hereof.

         The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The provisions of this Section shall not affect any agreement among the Company and the Selling Shareholder with respect to contribution.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries or the Selling Shareholder submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Selling Shareholder, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement.

         (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Shareholder, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal, New York or Illinois authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the

Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either (i) the Representatives or (ii) the Company and the Selling Shareholder shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 10.

         SECTION 11. Default by the Selling Shareholder or the Company.

         (a) If the Selling Shareholder shall fail at Closing Time to sell and deliver the number of Securities which the Selling Shareholder is obligated to sell hereunder, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company, either (a) terminate this Agreement without any liability on the fault of any non-defaulting party except that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect or (b) elect to purchase the Securities which the Company has agreed to sell hereunder. No action taken pursuant to this Section 11 shall relieve the Selling Shareholder so defaulting from liability, if any, in respect of such default.

         In the event of a default by the Selling Shareholder as referred to in this Section 11, each of the Representatives and the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.

         (b) If the Company shall fail at Closing Time or at the Date of Delivery to sell the number of Securities that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 4, 6, 7 and 8 shall remain in full force and effect. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at c/o Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019, attention of Mitchell Kleinman, Esq.; notices to the Company shall be directed to it at 350 East Dundee Road, Suite 300, Wheeling, Illinois 60090, attention of Mr. J. Christopher Alstrin; and notices to the Selling Shareholder shall be directed to _____________, attention of _____________.

         SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and the Selling Shareholder and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Selling Shareholder and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and the Selling Shareholder and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

         SECTION 15. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


                         [Signatures On Following Page]

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for the Selling Shareholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Selling Shareholder in accordance with its terms.

                                Very truly yours,

                                TAYLOR CAPITAL GROUP, INC.


                                By
                                  --------------------------------------------
                                Name:
                                     -----------------------------------------
                                Title:
                                      ----------------------------------------

                                The Selling Shareholder
                                named in Schedule B hereto


                                By
                                    ------------------------------------------
                                    As Attorney-in-Fact


CONFIRMED AND ACCEPTED,
as of the date first above written:

KEEFE BRUYETTE & WOODS, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED

By: KEEFE BRUYETTE & WOODS, INC.


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

By: STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A


                                                                                                    Number of
    Name of Underwriter                                                                              Initial
    -------------------                                                                             Securities
                                                                                                    ----------
Keefe Bruyette & Woods, Inc.............................................................
Stifel, Nicolaus & Company, Incorporated................................................








                                                                                                     ----------


Total...................................................................................
                                                                                                     ==========




                                    Sch A - 1

                                   SCHEDULE B


                                                  Number of Initial                  Maximum Number of Option
                                                Securities to be Sold                  Securities to Be Sold
                                                ---------------------                  ---------------------

TAYLOR CAPITAL GROUP, INC...................            2,250,000                                337,500

SIDNEY J. TAYLOR TRUST U/A/D 9/17/96........              525,000                                   None

Total...............................                    2,775,000                                337,500


                                    Sch B - 1

                                   SCHEDULE C

                           TAYLOR CAPITAL GROUP, INC.
                    _________________ Shares of Common Stock
                           (Par Value $.01 Per Share)






         1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $ .

         2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $ , being an amount equal to the initial public
offering price set forth above less $    per share; provided that the purchase
price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

                                    Sch C - 1

                                   SCHEDULE D

                              LIST OF SUBSIDIARIES


                                    Sch D - 1

                                   SCHEDULE E

                 LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP



                                    Sch E - 1

                                                                       EXHIBIT A



                      FORM OF OPINION OF COMPANY'S COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)


         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. Other than the subsidiaries set forth on Schedule D to the Underwriting Agreement (each, a "Subsidiary" and collectively, the "Subsidiaries"), the Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity.

         (ii) The Company has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement.

         (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule D to the Underwriting Agreement.

         (iv) The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). Cole Taylor Bank is duly licensed in the State of Illinois by the Illinois Commissioner of Banks and Real Estate (the "ICBRE").

         (v) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to the Underwriting Agreement and subsequent issuances or purchases pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock, including the Securities to be purchased by the Underwriters from the Selling Shareholder, was issued in violation of or are otherwise subject to any preemptive or other similar rights of any securityholder of the Company.

         (vi) The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued and fully paid and non-assessable; the certificates evidencing the Common Stock are in due and proper form under Delaware law. To the best of our knowledge, there are no outstanding subscriptions, options, warrants, convertible or exchangeable securities or other rights granted to or by the Company to purchase shares of Common Stock or other securities of the Company and, to the best of our knowledge, there are no commitments, plans or arrangements to issue any shares of Common Stock or any security convertible into or exchangeable for Common Stock, in each case other than as described in the Prospectus.

         (vii) The issuance and sale of the Securities by the Company and the sale of the Securities by the Selling Shareholder is not subject to the preemptive or other similar rights of any securityholder of the Company other than those described in the Prospectus that have been waived.

         (viii) Each Subsidiary is a corporation or banking corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, has the requisite power, corporate or otherwise, and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction listed on Schedule D to the Underwriting Agreement, except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through a Subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary.

         (ix) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of the Underwriting Agreement and the issuance and sale of the Securities by the Company. The Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and except as to those provisions relating to indemnities for liabilities arising under the 1933 Act as to which no opinion need be expressed.

         (x) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

         (xi) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information, the Rule 434 Information, as applicable, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules and other statistical and operating data included therein or omitted therefrom, as to which we need express no opinion) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (xii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the charter and by-laws of the Company and the requirements of the Nasdaq National Market.

         (xiii) To the best of our knowledge and other than as described in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property of the Company or any Subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Underwriting Agreement or the Trust Preferred Securities Underwriting Agreement or the performance by the Company of its obligations under the Underwriting Agreement or the Trust Preferred Securities Underwriting Agreement.

         (xiv) The information in the Prospectus under "Description of Capital Stock," "Description of the Trust Preferred Securities," "Supervision and Regulation," "Management," "Certain Relationships and Related Transactions" and "Shares Eligible for Future Sale" and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws, legal proceedings or legal conclusions, has been reviewed by us and is complete and correct in all material respects and accurately presents the information called for with respect to such information.

         (xv) To the best of our knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (xvi) All descriptions in the Registration Statement of contracts and other documents to which the Company or the Subsidiaries are a party are accurate in all material respects; there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

         (xvii) To the best of our knowledge, neither the Company nor any Subsidiary is in violation of any provision of its charter or by-laws and, except as described in the Prospectus, no default by the Company or any Subsidiary exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement and each such agreement or instrument is in full force and effect and is valid and enforceable by and against the Company or any of the Subsidiaries, as the case may be, and, to the best of our knowledge, the other parties thereto, in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         (xviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or the Trust Preferred Securities Underwriting Agreement or for the offering, issuance, sale or delivery of the Securities or the Trust Preferred Securities.

         (xix) The execution, delivery and performance of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement, in the Trust Preferred Securities Underwriting Agreement and in the Registration Statement (including (i) the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds" and (ii) the issuance and sale of the Trust Preferred Securities and the use of the proceeds from the sale of the Trust Preferred Securities as described in the prospectus relating thereto under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement and under the Trust Preferred Securities Underwriting Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(x) of the Underwriting Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary (including the rules, regulations and requirements of the United States Federal Reserve System (the "Federal Reserve") and the banking laws and regulations of the State of Illinois and the banking laws and regulations of other applicable jurisdictions) or any of their respective properties, assets or operations.

         (xx) To the best of our knowledge, the Company and the Subsidiaries have complied and are in compliance in all material respects with all federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as described in the Prospectus and as currently being conducted except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect. To the best of our knowledge, neither the Company nor any Subsidiary engages, directly or indirectly, in any activity prohibited by the Federal Reserve, the BHC Act, other federal banking or consumer protection laws or the regulations promulgated thereunder or the banking or consumer protection laws and regulations of the State of Illinois or the banking or consumer protection laws and regulations of other applicable jurisdictions, which would result in a Material Adverse Effect.

         (xxi) To the best of our knowledge, and other than as described in the Prospectus, neither the Company nor any Subsidiary is subject to a directive from the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve, the ICBRE or any other governmental authority to make any material changes in the method of conducting its business and no such directive is pending or threatened by such authorities. To the best of our knowledge, the Company and the Subsidiaries are not subject to any cease-and-desist order, prompt correction action directive, civil money penalty, orders of prohibition, consent order, written agreement, memorandum of understanding, or other enforcement actions or supervisory agreements issued by the Federal Reserve, the FDIC, the ICBRE or any other federal or state bank regulatory agency to which the Company or any Subsidiary is subject.

         (xxii) The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         (xxiii) The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

         (xxiv) All offers and sales of capital stock of the Company prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or subject to an available exemption from the registration requirements of the applicable state securities or Blue Sky laws.

         (xxv) To the best of our knowledge, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement, which rights have not been waived.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Securities have been approved for listing on the Nasdaq National Market.

         Wherever we indicate that our opinion with respect to the existence or absence of facts is, to the best of our knowledge, our opinion is based solely on the knowledge, after reasonable investigation, of the attorneys in this firm who have been involved in representing the Company.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law

(1991). Nothing contained in the preceding sentence shall prevent counsel from making assumptions and qualifications which are customary in transactions of this type.

                                                                       EXHIBIT B



                  FORM OF OPINION OF COMPANY'S SPECIAL COUNSEL
                           TO BE DELIVERED PURSUANT TO
                                  SECTION 5(c)


         (i) The description of the legal proceedings arising out of the split-off transactions, and the effect of the settlement thereof (the "Split-Off Legal Proceedings"), each as included in the Prospectus under the heading "Litigation and Settlement," complies in all material respects with Item 103 of Regulation S-K.

         (ii) Each of the settlement agreements and amendments described in the Prospectus under the heading "Litigation and Settlement" (the "Settlement Agreements") have been duly authorized, executed and delivered by the Company and is in full force and effect and is valid and enforceable against the Company and, to our knowledge, against the other parties thereto, in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

         In the course of our representation of the Company in respect of the Split-Off Legal Proceedings and the negotiation and execution of the Settlement Agreements, nothing has come to our attention that causes us to believe that, the description of the Split-Off Legal Proceedings and the Settlement Agreements included in the Registration Statement or any amendment thereto under the heading "Litigation and Settlement," at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements constituting such description not misleading or that, the description of the Split-Off Legal Proceedings and the Settlement Agreements included in the Prospectus or any amendment or supplement thereto under the heading "Litigation and Settlement" at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements constituting such description, in the light of the circumstances under which they were made, not misleading.

         In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                                       EXHIBIT C


             FORM OF OPINION OF COUNSEL FOR THE SELLING SHAREHOLDER
                    TO BE DELIVERED PURSUANT TO SECTION 5(d)


         (i) No filing with, or consent, approval, authorization, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (other than the issuance of the order of the Commission declaring the Registration Statement effective and such authorizations, approvals or consents as may be necessary under state securities laws, as to which we need express no opinion) is necessary or required to be obtained by the Selling Shareholder for the performance by the Selling Shareholder of its obligations under the Underwriting Agreement or in the Power of Attorney and Custody Agreement, or in connection with the offer, sale or delivery of the Securities.

         (ii) The Power of Attorney and Custody Agreement has been duly executed and delivered by the Selling Shareholder and constitutes the legal, valid and binding agreement of the Selling Shareholder.

         (iii) The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder.

         (iv) The Attorney-in-Fact has been duly authorized by the Selling Shareholder to deliver the Securities on behalf of the Selling Shareholder in accordance with the terms of the Underwriting Agreement.

         (v) The execution, delivery and performance of the Underwriting Agreement and the Power of Attorney and Custody Agreement and the sale and delivery of the Securities and the consummation of the transactions contemplated in the Underwriting Agreement and in the Registration Statement and compliance by the Selling Shareholder with its obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of the Selling Shareholder and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Securities or any property or assets of the Selling Shareholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other instrument or agreement to which the Selling Shareholder is a party or by which the Selling Shareholder may be bound, or to which any of the property or assets of the Selling Shareholder may be subject nor will such action result in any violation of the provisions of the charter or by-laws of the Selling Shareholder, if applicable, or any law, administrative regulation, judgment or order of any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Shareholder or any of its properties.

         (vi) To the best of our knowledge, the Selling Shareholder has valid and marketable title to the Securities to be sold by the Selling Shareholder pursuant to the Underwriting Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Securities pursuant to the Underwriting Agreement. By delivery of a certificate or certificates therefor the Selling Shareholder will transfer to the Underwriters who have purchased such Securities pursuant to the Underwriting Agreement valid and marketable title to such Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

         Nothing has come to our attention that would lead us to believe that the Registration Statement or any amendment thereto, including the Rule 430A Information and Rule 434 Information (if applicable) (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time such Registration Statement or any such amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                                                       EXHIBIT D

                             FORM OF LOCK-UP LETTER


[-], 2002


KEEFE, BRUYETTE & WOODS, INC.
STIFEL, NICOLAUS & COMPANY, INCORPORATED

     as Representatives of the several
     Underwriters to be named in the
     within-mentioned Underwriting Agreement
c/o Keefe, Bruyette & Woods, Inc.
7020 Country Line Road
Burr Ridge, Illinois  60527

     Re:          Proposed Public Offering by Taylor Capital Group, Inc.

Ladies and Gentlemen:

         The undersigned is the beneficial owner of the common stock, $.01 par value per share (the "Common Stock"), or securities convertible into or exchangeable or exercisable for Common Stock (the "Other Securities"), of Taylor Capital Group, Inc., a Delaware corporation (the "Company"), set forth below. The undersigned understands that the Company has filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") in connection with the initial public offering of the Company's Common Stock (the "Offering"). The undersigned also understands that Keefe, Bruyette & Woods, Inc. ("Keefe") and Stifel, Nicolaus & Company, Incorporated, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company in connection with the Offering. All terms not otherwise defined herein shall have the same meanings as in the Underwriting Agreement.

         In recognition of the benefit that the Offering will confer upon the undersigned as a stockholder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, Keefe and each Underwriter to be named in the Underwriting Agreement, that, during a period of 180 days from the date of the final Prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "Act"), promulgated by the Commission, or if no filing under Rule 424(b) is made, the date of the final Prospectus included in the Registration Statement when declared effective under the Act. The undersigned will not, without the prior written consent of Keefe, on behalf of the Underwriters, directly or indirectly, (a) offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of (i) any shares of Common Stock, Other Securities or any securities substantially similar thereto, or (ii) any other securities convertible into, or exchangeable or exercisable for, shares of Common Stock or such Other Securities or similar securities, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired or (b) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock or Other Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or Other Securities, in cash or other otherwise.

         Further, the undersigned agrees that at any time prior to the effective date of the Registration Statement, the undersigned will not, without the prior written consent of Keefe, on behalf of the Underwriters, directly or indirectly, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of (i) any shares of Common Stock, Other Securities, or securities substantially similar thereto, or (ii) any other securities convertible into, or exchangeable or exercisable for, any shares of Common Stock or such Other Securities or similar securities, beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired without first requiring any such offering or acquiring parties execute and deliver to Keefe an agreement of substantially the tenor hereof.

         Notwithstanding the foregoing, the undersigned may transfer Common Stock or Other Securities of the Company (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value or (iii) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this agreement. For purposes hereof, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

         The undersigned hereby confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns.

                                    Very truly yours,



                                    Signature:
                                               -------------------------------

                                    Print Name:
                                               -------------------------------


The foregoing is accepted and agreed to as of the date first written above:

KEEFE, BRUYETTE & WOODS, INC.


By:
     ----------------------------
     Name:
     Title:


OWNERSHIP OF COMMON STOCK AND OTHER SECURITIES:

Type of Security                    Number of Shares*
----------------                    ----------------
Common Stock........................
Options.............................
Warrants............................
Convertible Securities..............
Other (please describe):


* For securities other than Common Stock, indicate the aggregate number of shares of Common Stock into which or for which such securities are convertible, exchangeable or exercisable.

                                                                         Annex A

         [FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(h)]

We are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the applicable published 1933 Act
Regulations:

         (i) in our opinion, the audited financial statements and the related financial statement schedules included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published 1933 Act Regulations;

         (ii) on the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the three month periods ended March 31, 2002 and March 31, 2001 and the three and six month periods ended June 30, 2002 and 2001 included in the Registration Statement and the Prospectus (collectively, the "Interim Financials"), a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries since December 31, 2001, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters, a review of interim financial information in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), with respect to the three month periods ended March 31, 2002 and March 31, 2001 and the three and six month periods ended June 30, 2002 and 2001 and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                  (A) at a specified date not more than five days prior to the date of this Agreement, there was any increases in the current liabilities and the long-term liabilities of the Company and its subsidiaries or any decreases in net assets or working capital or the stockholders' equity in the Company and its subsidiaries, in each case as compared with amounts shown in the latest balance sheet included in the Registration Statement, except in each case for changes, decreases or increases that the Registration Statement discloses have occurred or may occur; or

                  (B) for the period from March 31, 2002 to June 30, 2002 and for the period from March 31, 2002 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in net interest income or in the total or per share amounts of net income, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement discloses have occurred or may occur;

         (iii) Based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data included in the Registration Statement and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Financial Data included in the Registration Statement do not comply as to form in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933 Act,


                                    Annex A-1
that the amounts included in the Selected Financial Data are not in agreement with the corresponding amounts in the audited consolidated financial statements for the respective periods or that the financial statements not included in the Registration Statement from which certain of such data were derived are not in conformity with generally accepted accounting principles;

         (iv) we have compared the information in the Registration Statement under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein. Nothing came to our attention that caused us to believe that this information does not comply as to form in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K; and

         (v) in addition to the procedures referred to in clause (ii) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.



                                    Annex A-2